Exhibit 10.54

Date: 19 October 2023

By email

AgCentral: [***]

Nabors: [****]

Dear Investors

Vast Solar Pty. Ltd. – Investor Deed – Waiver of pre-emptive right

We refer to the investor deed relating to Vast Solar Pty. Ltd. (ACN 136 258 574) (Company) dated 14 February 2023 between the Company, AgCentral Energy Pty Ltd (ACN 665 472 711) (AgCentral) and Nabors Lux 2 S.a.r.l. (Nabors) as amended from time to time (Investor Deed).

Unless otherwise defined, capitalised terms used in this letter have the meaning given to them in the Investor Deed.

1	Background

(a)	Ahead of completion of the Company’s proposed business combination with Nabors Energy Transition Corp. pursuant to a business combination agreement dated 14 February 2023 (Closing), the Company proposes to issue additional convertible notes in the Company with a face value of US$1.00 per note (Additional Convertible Notes) to Nabors (or its affiliate) to raise US$2,500,000 (Additional Convertible Notes Issue).

(b)	The Additional Convertible Notes will be issued under the terms of the convertible note subscription agreement between Nabors and the Company dated 14 February 2023 (as amended by the amending deed dated on or around the date of this letter).

(c)	The Additional Convertible Notes Issue will provide working capital for the Company in the lead up to Closing which may be used for general corporate purposes.

2	Pre-emptive rights

(a)	Under clause 10.1 of the Investor Deed, Securities must only be offered in accordance with clauses 11.1 to 11.6 (inclusive) of the Investor Deed, except under specific circumstances which are set out at clause 10.2 of the Investor Deed.

(b)	Pursuant to clause 11 of the Investor Deed, the Company is required to first offer each Investor its Respective Proportion of the total number of any Securities proposed to be issued by the Company in accordance with the procedure set out in clause 11 of the Investor Deed (Pre-Emptive Right).

(c)	The Additional Convertible Notes are “Securities” for the purposes of the Investor Deed.

(d)	The Additional Convertible Notes Issue will trigger the Pre-Emptive Right.

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3	Waiver

(a)	The Company is requesting that each Investor waive all rights under clause 11 of the Investor Deed in connection with the Additional Convertible Notes Issue, so that the Company may proceed with the Additional Convertible Notes Issue.

(b)	By signing this document, each Investor hereby irrevocably and unconditionally:

(i)	agrees to waive any rights it may have under clause 11 of the Investor Deed in connection with the Additional Convertible Notes Issue (Waiver);

(ii)	releases the Company from any claim or right of action it may have against the Company in connection with the Additional Convertible Notes Issue; and

(iii)	acknowledges that the Waiver satisfies the requirements of clause 28.7 of the Investor Deed.

4	General

(a)	Nothing in this letter:

(i)	affects the validity or enforceability of the Investor Deed (other than the Investor’s rights under clause 11 of the Investor Deed with respect to the Additional Convertible Notes Issue);

(ii)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Investor Deed other than as expressly amended by the terms of this letter; or

(iii)	discharges, releases or otherwise affects any liability or obligation arising under the Investor Deed other than as expressly amended by the terms of this letter.

(b)	No waivers (except the Waiver) are given in respect of any breach of the Investor Deed.

(c)	This letter may be executed (electronically or in handwriting) in any number of counterparts and all those counterparts taken together shall be deemed to constitute one and the same letter. Delivery of a counterpart of this letter by e-mail attachment shall be an effective mode of delivery.

(d)	This letter is governed by the laws of New South Wales. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

[Execution blocks over the page]

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Executed as a deed

Company

Signed, sealed and delivered by Vast Solar Pty. Ltd. in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Craig Wood	/s/ Colin R. Sussman
Signature of director	Signature of director/secretary

Craig Wood	Colin R. Sussman
Name of director (print)	Name of director/secretary (print)

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Executed as a deed

AgCentral

Signed, sealed and delivered by AgCentral Energy Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by:

Signature of director	Signature of director/secretary

Name of director (print)	Name of director/secretary (print)

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Executed as a deed

Nabors

Signed, sealed, and delivered by Nabors Lux 2 S.a.r.l. in the presence of:

Signature of witness	Signature of authorised signatory

Name of witness (print)	Name of authorised signatory (print)

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